Fees Summary	Sep. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,128,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,622.30
Total Offset Amount	0.00
Net Fee	$ 2,622.30